UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 30, 2016

Rose Rock Midstream, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-35365	45-2934823
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Warren Place

6120 S. Yale Avenue, Suite 700

Tulsa, Oklahoma 74136-4216

(Address of principal executive offices)

(918) 524-7700

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On September 30, 2016, Rose Rock Midstream, L.P., a Delaware limited partnership (“RRMS”), completed its previously announced merger with SemGroup Corporation, a Delaware corporation (“SemGroup”), pursuant to that certain Agreement and Plan of Merger (the “Merger Agreement”), dated May 30, 2016, by and among RRMS, SemGroup, PBMS, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of SemGroup (“Merger Sub”), and Rose Rock Midstream GP, LLC, a Delaware limited liability company and the general partner of RRMS (the “RRMS General Partner”), whereby Merger Sub merged with and into RRMS with RRMS being the surviving entity in the merger (the “Merger”). Upon consummation of the Merger, SemGroup indirectly acquired all of the outstanding common units representing limited partner interests in RRMS (the “Common Units”) that SemGroup and its subsidiaries did not already own. On September 30, 2016, following the consummation of the Merger, SemGroup and certain of its subsidiaries commenced a series of transactions, including (i) the merger of the RRMS General Partner with and into SemGroup and (ii) the merger of RRMS with and into SemGroup, (each a “Clean-up Merger” and, together, the “Clean-up Mergers”), with SemGroup, in each instance, continuing as the surviving entity.

Item 1.01.	Entry into a Material Definitive Agreement

On September 30, 2016, following the consummation of the Merger and certain of the Clean-up Mergers, SemGroup and RRMS entered into an Agreement and Plan of Merger, dated as of September 30, 2016, whereby RRMS merged with and into SemGroup, with SemGroup continuing as the surviving entity. A copy of such Agreement and Plan of Merger is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated into this Item 1.01 by reference.

Item 1.02.	Termination of a Material Definitive Agreement.

Existing RRMS Credit Agreement

On September 30, 2016, in connection with the completion of the transactions described under Item 2.01 below, RRMS terminated the Credit Agreement, dated November 10, 2011 (as amended prior to September 30, 2016, the “Existing RRMS Credit Agreement”) by and among RRMS, certain lenders and Wells Fargo Bank, National Association (“Wells Fargo”), as agent. The information set forth in Item 2.01 is hereby incorporated into this Item 1.02 by reference.

Upon termination of the Existing RRMS Credit Agreement, RRMS and its wholly-owned, material domestic subsidiaries became loan parties under an Amended and Restated Credit Agreement dated September 30, 2016 (the “Restated Credit Agreement”), together with SemGroup, various lenders and Wells Fargo, as administrative agent. The Restated Credit Agreement amends and restates that certain Credit Agreement, dated as of June 17, 2011, by and among SemGroup, Wells Fargo and various lenders.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Merger Agreement

The description of the Merger Agreement and the Merger in the Introductory Note is incorporated into this Item 2.01 by reference.

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each outstanding Common Unit (other than Common Units that, immediately prior to the Effective Time, were (i) subject to outstanding RRMS restricted unit awards (“RRMS Restricted Unit Awards”), (ii) held by SemGroup or any entities partially or wholly owned, directly or indirectly, by SemGroup or (iii) held by RRMS (each such Common Unit other than the foregoing excluded Common Units, an “RRMS Public Common Unit”)) was converted into the right to receive 0.8136 shares of validly issued, fully paid and non-assessable SemGroup Class A common stock, par value $0.01 per share (“SemGroup Common Stock”). No fractional shares of SemGroup Common Stock were issued in the Merger and holders of RRMS Public Common Units are, instead, entitled to receive cash in lieu of fractional shares of SemGroup Common Stock from the exchange agent.

Pursuant to the Merger Agreement, at the Effective Time, each RRMS Restricted Unit Award previously granted pursuant to the Rose Rock Midstream Equity Incentive Plan that was not vested and did not vest in accordance with its terms as a result of the transactions contemplated by the Merger Agreement and that was outstanding as of immediately prior to the Effective Time, including RRMS Restricted Unit Awards held by named executive officers of the RRMS General Partner, ceased to represent an award with respect to Common Units and was converted into an award with respect to shares of SemGroup Common Stock (a “SemGroup Award”), subject to the same vesting and forfeiture provisions as were applicable to such RRMS Restricted Unit Award immediately prior to the Effective Time, with the number of shares of SemGroup Common Stock subject to each such SemGroup Award being equal to the number of Common Units subject to each such RRMS Restricted Unit Award immediately prior to the Effective Time multiplied by 0.8136 (rounded down to the nearest whole share), with any corresponding accrued but unpaid Unit Distribution Rights (as defined in the RRMS Equity Incentive Plan) with respect to any RRMS Restricted Unit Awards being assumed by SemGroup, remaining outstanding and continuing to represent an obligation with respect to the applicable SemGroup Award.

Pursuant to the Merger Agreement, SemGroup issued approximately 13.3 million shares of SemGroup Common Stock (i) to the holders of RRMS Public Common Units and (ii) pursuant to the conversion of RRMS Restricted Unit Awards, each as described above.

The summary of the Merger Agreement in this Current Report on Form 8-K does not purport to be complete and is qualified by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 to RRMS’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on May 31, 2016 and incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 19, 2016, in connection with the consummation of the Merger, RRMS notified the New York Stock Exchange (the “NYSE”) that each outstanding RRMS Public Common Unit would be cancelled, and RRMS requested that the NYSE file a delisting application with the SEC to delist and deregister the RRMS Common Units. On September 30, 2016, the NYSE filed with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25 to delist and deregister the RRMS Common Units from the NYSE. RRMS intends to file with the SEC a certification on Form 15 under the Exchange Act, requesting the deregistration of the RRMS Common Units and the suspension of RRMS’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

Under the terms of the Merger Agreement, upon the Effective Time, (i) each outstanding RRMS Public Common Unit was cancelled and converted into the right to receive 0.8136 shares of validly issued, fully paid and non-assessable SemGroup Common Stock and (ii) each RRMS Restricted Unit Award previously granted pursuant to the Rose Rock Midstream Equity Incentive Plan that was not vested and did not vest in accordance with its terms as a result of the transactions contemplated by the Merger Agreement and that was outstanding as of immediately prior to the Effective Time, ceased to represent an award with respect to Common Units and was converted into a SemGroup Award.

In connection with the Merger and at the Effective Time, holders of RRMS Public Common Units and RRMS Restricted Unit Awards immediately prior to such time ceased to have any rights as unitholders in the Partnership (other than their right to receive, pursuant to the Merger Agreement, the applicable consideration described above).

The descriptions of the Merger and the Merger Agreement in Item 2.01 and the delisting and deregistration of the Common Units in Item 3.01 are hereby incorporated into this Item 3.03 by reference.

On September 30, 2016, following the consummation of the Clean-Up Mergers, SemGroup entered into:

•	The Second Supplemental Indenture (“2021 Notes Supplemental Indenture”), by and among SemGroup, the subsidiaries of SemGroup named therein as “Guarantors”, the subsidiaries of SemGroup named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee (the “Trustee”). The 2021 Notes Supplemental Indenture supplements the Indenture, dated as of June 14, 2013 (as supplemented prior to September 30, 2016, the “2021 Notes Indenture”), pursuant to which SemGroup issued its 7.50% senior notes due 2021 (the “2021 Notes”). Pursuant to the 2021 Notes Supplemental Indenture, the Guaranteeing Subsidiaries named therein, including subsidiaries of RRMS, provided guarantees of SemGroup’s obligations under the 2021 Notes and the Guarantors named therein confirmed their guarantee obligations under the 2021 Notes after the consummation of the Clean-Up Mergers.

•	The Second Supplemental Indenture (the “2022 Notes Supplemental Indenture”), by and among SemGroup, the subsidiaries of SemGroup named therein as “Guarantors”, the subsidiaries of SemGroup named therein as “Guaranteeing Subsidiaries” and the Trustee. The 2022 Notes Supplemental Indenture supplements the Indenture, dated as of July 2, 2014 (as supplemented prior to September 30, 2016, the “2022 Notes Indenture”), pursuant to which RRMS and Rose Rock Finance Corporation (“RRFC”) issued the 5.625% senior notes due 2022 (the “2022 Notes”). Pursuant to the 2022 Notes Supplemental Indenture, SemGroup assumed the obligations of RRMS following the consummation of the Clean-Up Mergers under the 2022 Notes Indenture in respect of the 2022 Notes and the Guaranteeing Subsidiaries named therein provided guarantees of SemGroup’s obligations under the 2022 Notes.

•	The First Supplemental Indenture (the “2023 Notes Supplemental Indenture”), by and among SemGroup, the subsidiaries of SemGroup named therein as “Guarantors”, the subsidiaries of SemGroup named therein as “Guaranteeing Subsidiaries” and the Trustee. The 2023 Notes Supplemental Indenture supplements the Indenture, dated as of May 14, 2015 (the “2023 Notes Indenture”), pursuant to which RRMS and RRFC issued the 5.625% senior notes due 2023 (the “2023 Notes”). Pursuant to the 2023 Notes Supplemental Indenture, SemGroup assumed the obligations of RRMS following the consummation of the Clean-Up Mergers under the 2023 Notes Indenture in respect of the 2023 Notes and the Guaranteeing Subsidiaries named therein provided guarantees of SemGroup’s obligations under the 2023 Notes.

Copies of each of the 2021 Notes Supplemental Indenture, the 2022 Notes Supplemental Indenture and the 2023 Notes Supplemental Indenture (collectively, the “Supplemental Indentures”) are attached as Exhibits 4.1, 4.2 and 4.3, respectively, to this Current Report on Form 8-K). The foregoing description of the Supplemental Indentures does not purport to be complete and is qualified in its entirety by reference to the applicable Supplemental Indenture.

Item 5.01. Changes in Control of Registrant.

The information set forth in Item 2.01 is hereby incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Immediately after the Effective Time, each of the independent members of the Board of Directors of the RRMS General Partner resigned from the Board and ceased to be a director of the RRMS General Partner. There were no disagreements between either of such directors and the RRMS General Partner or RRMS on any matter relating to the operations, policies, or practices of the RRMS General Partner or RRMS.

On September 30, 2016, at the effective time of the Clean-up Merger of the RRMS General Partner with and into SemGroup, the RRMS General Partner merged with and into SemGroup, with SemGroup continuing as the surviving entity, and the separate legal existence of the RRMS General Partner terminated.

The information set forth in Item 2.01 is hereby incorporated into this Item 5.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed herewith.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 30, 2016, by and among SemGroup Corporation, Rose Rock Midstream, L.P. and TMOL, LLC.

4.1	Second Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.

4.2	Second Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.

4.3	First Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSE ROCK MIDSTREAM, L.P.

	By:	Rose Rock Midstream GP, LLC its general partner
Date: September 30, 2016
	By:	/s/ William H. Gault

William H. Gault Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated as of September 30, 2016, by and among SemGroup Corporation, Rose Rock Midstream, L.P. and TMOL, LLC.

4.1	Second Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.

4.2	Second Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.

4.3	First Supplemental Indenture dated as of September 30, 2016, by and among SemGroup Corporation, the subsidiaries of SemGroup Corporation named therein as “Guarantors”, the subsidiaries of SemGroup Corporation named therein as “Guaranteeing Subsidiaries” and Wilmington Trust, National Association, as Trustee.